PXRE

KBW's Insurance Conference

September 7, 2005

Safe Harbor Statement

Cautionary Statement under "Safe Harbor," Provision of the Private Securities Litigation Act of 1995: This presentation contains various forward-looking statements and includes assumptions concerning our operations, future results and prospects. Statements included herein, as well as statements made by or on our behalf in press releases, written statements or other documents filed with the Securities and Exchange Commission (the "SEC"), or in our communications and discussions with investors and analysts at this conference or in the normal course of business through meetings, phone calls and conference calls, which are not historical in nature are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 as amended. These forward-looking statements, identified by words such as "intend," "believe," "anticipate," or "expects" or variations of such words or similar expressions are based on current expectations and are subject to risk and uncertainties. In light of the risks and uncertainties inherent in all future projections, the inclusion of forward-looking statements in this presentation should not be considered as a representation by us or any other person that our objectives or plans will be achieved. We caution investors and analysts that actual results or events could differ materially from those set forth or implied by the forward-looking statements. For further information regarding cautionary statements and factors affecting future operating results, please refer to PXRE Group's public filings with the SEC.

Non-GAAP Financial Measures

In certain instances when presenting PXRE's results, management has included and discussed certain "non-GAAP" financial measures. For example, operating income excludes after-tax realized investment gains and losses and foreign exchange gains and losses, as well as other non-recurring items. These excluded items may be material in a period. Management believes that providing non-GAAP financial measures such as operating income provides useful information regarding PXRE's results of operations consistent with industry practices which enables investors, security analysts and rating agencies to make performance comparisons with PXRE's competitors. The reconciliation of such non-GAAP financial measures to the applicable GAAP financial measures is included in PXRE's press releases.

Business Overview

Jeff Radke
CEO

Hurricane Katrina

- We are currently assessing the exposure to this event
- To early to provide a meaningful estimate or range
- 2005 guidance assumed no major catastrophes for the remainder of the year
- PXRE will update its guidance when it discloses Katrina loss
- PXRE's franchise is well positioned to take advantage of improved market conditions and, possibly, gain market share should there be additional demand and/or reduced capacity

The PXRE Franchise

- Highly-focused provider of property catastrophe and risk excess reinsurance to the worldwide marketplace
  - Established in 1986; the longest tenured short-tail specialist reinsurer
  - One of the leading property retrocessional writers in the world
- Strong underwriting team with proven long-term track record
- Operations in Bermuda, Europe and the United States
- Sound balance sheet, $931 million of capital and $1.5 billion in total assets as of June 30, 2005
- "A" rated by both A.M. Best and S&P

Well positioned to benefit from attractive fundamentals in the property catastrophe reinsurance and retrocessional business

Proven Strategy

- Focus on core, profitable short-tail segments
- Maintain strict risk controls
- Apply extensive technical analysis to underwriting
- Continue disciplined management of capital across underwriting cycles

A proven strategy, generating superior underwriting results and attractive returns on capital over the long-term

Experienced and Talented Team

- Underwriters have an average of 23 years of underwriting experience
- Management and Directors own 7%[1]; their interests are aligned with shareholders

Officer	Title / Responsibility	Years of Experience
Jeffrey Radke	CEO and President	16
Gerald Radke	Chairman	37
Guy Hengesbaugh	Chief Operating Officer	20
John Modin	EVP, CFO	18
John Daly	EVP, International Operations	28
Peter Kiernan	SVP, North America Operations	16
Andrew Stapleton	SVP, Marine and Aerospace	17
Bruce Byrnes	General Counsel	12

(1) On a fully diluted basis, including all options.

Market Conditions

Recent Events

- 2004 Hurricane Season
  - 4 of top 6 U.S. hurricane losses in history
  - Large Caribbean losses
- Japanese Typhoons
  - Additional property losses for international reinsurers
  - Industry exposure approximates $6 billion
- Asian Tsunami (December 2004)
- Windstorm Erwin (January 2005)
- Hurricane Katrina

Improving Market Outlook

Recent events resulted in more attractive pricing environment for the 2005 renewal season, 2006 poised for further improvement

Sources: Benfield, Sigma and PCS.

Retro Market Leader

- PXRE is among the top 4 retrocessional market participants worldwide
- Retro business is a unique niche with fewer competitors than traditional reinsurance
- Underwriting retrocessional business requires specialized skills
- PXRE's proprietary models and market tenure allow it to successfully underwrite despite the lack of transparency
- Client relationships are critical

Retro business has higher returns than traditional catastrophe reinsurance

Proven Performance Through the Cycle

Cumulative Cat & Risk Loss Ratio 1987 to Present = 50%



($ in millions)
$350
$300
$250
$200
$150
$100
$50
$0
250%
200%
150%
100%
50%
0%
$12
$12
$9
$11
$17
$20
$57
$97
$90
$65
$78
$68
$65
$66
$61
$176
$262
$302
$335
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005E
NPE
Paragon Cat Pricing Index
PXRE Estimates

Focus on Catastrophe & Retrocessional Markets

($ in millions)	Property Catastrophe	Property Retrocession	Specialty Risk	Property Risk Excess
NPW First 6 Months 2005(1)	$104	$60	$15	$10
Exposures	Wind/Earthquake U.S., Europe, Japan, Caribbean	Wind/Earthquake U.S., Europe, Japan, Caribbean	Aviation, Satellite, Marine	Industrial Risk Energy Generation
Commentary	▪ Large International book ▪ North American book growing	▪ Relationships and experience are critical ▪ Proprietary models required ▪ Data quality improving	▪ Aviation market strong ▪ Capacity shortage in satellite business ▪ Marine terms unattractive	▪ Heterogeneous market ▪ Information quality is an issue ▪ Highly variable expected returns

(1) Before ceded excess premiums.

Geographically Diversified Business Mix

By Line of Business | *By Geography*

2004 NPW = $307 million


Specialty
9%
Risk Excess
8%
Retro
32%
Prop Cat
51%


Non-Property
9%
North America
22%
International
25%
Multi-Territory
44%

2005 Projected NPW


Specialty
8%
Risk Excess
6%
Retro
30%
Prop Cat
56%


Non-Property
7%
North America
31%
Multi-Territory
37%
International
25%

Superior Underwriting Technology and Risk Management

- Crucible
  - Risk management system
  - Combines proprietary retro and other models with 3rd party models
  - Capital allocated to each deal based on profitability and correlation
  - Allows 3rd party model optimization
- Cap on zonal aggregates
  - Based on contractual limits
  - Monitored dynamically by Crucible
- Risk limits
  - Set to ensure ability to capitalize after the event
  - Percent of capital varies with market conditions

Financial Overview

John Modin
CFO

Financial Strategy

- Superior financial strength ratings
  - Rated "A" by S&P and A.M. Best
- Conservative investment philosophy
- Disciplined capital management
  - Subordinated debt (trust preferred) to capital ratio of 18%
  - Current dividend yield of 2.0%
- Only underwriting risk varies with the cycle

Target ROE of 15% over the cycle

Financial Performance

($ in millions, except per share data)	YTD 2Q 2005	Y 2004	Y 2003	Y 2002
Selected Income Statement Items:				
Gross Premiums Written	$192	$346	$339	$367
Net Premiums Earned	163	308	321	269
Net Premiums Earned – Cat & Risk Excess	**164**	**302**	**262**	**176**
Net Investment Income	17	26	27	25
Underwriting Income – Cat & Risk Excess	**76**	**70**	**160**	**108**
Net Income	**$66**	**$23**	**$97**	**$65**
Diluted Earnings per Share	$2.00	$0.82	$4.10	$3.28
Selected Ratios:				
Loss Ratio	43%	74%	49%	47%
Expense Ratio	23%	24%	26%	31%
Actual Combined Ratio	**66%**	**98%**	**75%**	**78%**
Loss Ratio on Cat & Risk Excess	42%	66%	27%	28%

- Florida Hurricanes added 44 loss points to the year ended December 31, 2004
- Windstorm Erwin added 17 loss points to year-to-date June 30, 2005

Strong Balance Sheet

($ in millions, except per share data)	June 30, 2005	December 31, 2004
Assets		
Investments	$1,221	$1,150
Reinsurance Receivables	63	69
Other Assets	214	235
Total Assets	**$1,498**	**$1,454**
Liabilities:		
Loss Reserves	$419	$460
Debt	167	167
Other Liabilities	149	130
Total Liabilities	**$735**	**$757**
Shareholders' Equity:		
Convertible Preferred	63	164
Common Equity	700	533
Total Shareholders' Equity	**763**	**697**
Total Liabilities and Shareholders' Equity	**$1,498**	**$1,454**

June 2005 Post-Conversion Capital Structure


Total Capital
18%
82%
Sub-debt
Equity


Shareholders' Equity
8%
92%
Common
Preferred

($ in millions, except per share data)	06/30/2005	12/31/2004	
Shareholders' Equity:			
Convertible Preferred	$63	$164	(1)
Common Equity	700	533	
Total Shareholders' Equity	**$763**	**$697**	(2)

Notes

(1) 8% Cash pay coupon, equivalent to 4.8 million fully dilluted shares ($13.26 conversion price)

(2) Total shares outstanding (if converted method) of 33.6 million

Total Capital at June 30, 2005 of $931 million

Recent Initiatives Significantly Improve Financial Position

Assets

- Reinsurance receivables reduced by 61% from 2003 to June 30, 2005
- Only $2.2 million of reinsurance receivables due from reinsurers rated less than A-, without collateral, or non-current
- $200 million transfer of capital from PXRE US to PXRE Bermuda during 2004

Liabilities

- Year-end loss reserves vetted by third-party actuarial firm
- During 2004, reduced GL reserves by 65% and finite reserves by 43% through commutations and loss payments

Shareholders' Equity

- Raised $98 million of primary capital in late 2004
- $101 million of convertible preferred converted in March 2005 – only $63 million of converts remain
- Cash dividends instead of PIK on the remaining convertible preferred

Key Operating Metrics Show Strength of Business

Combined Ratio



120%
100%
80%
60%
40%
20%
0%
78%
61%
75%
53%
98%
90%
66%
66%
2002
2003
2004
2Q05 YTD

Return on Equity



30%
25%
20%
15%
10%
5%
0%
17%
21%
19%
26%
4%
6%
19%
19%
2002
2003
2004
2Q05 YTD

Reported Excluding Exited Lines

Hard market and normalized catastrophe activity should result in low 20s ROEs and mid 50s combined ratios

Prudent Investment Philosophy

- Capital preservation is key goal
- High quality, low duration fixed income portfolio supplemented by a small fund-of-funds hedge fund portfolio
- Very low correlation between underwriting and financial risks
- Detailed portfolio guidelines and controls – diligent monitoring
- Third party investment managers:
  - Gen Re New England Asset Management (GRNEAM) – match liabilities with high quality fixed income securities
  - Mariner Investments – manages alternative investments focusing on strategies with better risk adjusted returns than straight equity or fixed income portfolios
- Fixed Income Portfolio – risk averse to interest rate and credit risks

Investment Portfolio


Short-term Investments 14.0%
Hedge Funds 11.5%
Other 0.4%
Fixed Maturities 74.1%

Fixed Maturities and ST Investment	
Market Value:	$1.2 billion
Weighted Average Credit Rating:	AA+
Duration:	2.0 years

Hedge Fund Portfolio


Indexed Price Performance
240
220
200
180
160
140
120
100
1997 1998 1999 2000 2001 2002 2003 2004 2005
S&P 500
CISDM Fund of Funds Index
PXRE Hedge Fund Portfolio

	S&P 500	CISDM Index	PXRE Portfolio
Average Annual Return	7.69%	7.36%	10.42%
Standard Deviation	19.57	5.52	6.57

PXRE

Strong Financial Position

- Doubled the dividend from $.24 per year to $.48 per year; resultant yield of approximately 2.0%
- Improved, less dilutive, capital structure
- Financial strength as strong as its ever been
- Financial strength rating of "A" recently affirmed by both S&P and AM Best

PXRE